UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2025

Trevi Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38886	45-0834299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 16th Floor New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 304-2499

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 2, 2025, Trevi Therapeutics, Inc., a Delaware corporation (the “Company”), announced positive topline results from its Phase 2b CORAL clinical trial of Haduvio (oral nalbuphine ER) for the treatment of chronic cough in patients with idiopathic pulmonary fibrosis (“IPF”). The primary endpoint in the Phase 2b CORAL clinical trial was achieved, demonstrating statistically significant reductions in 24-hour cough frequency across all dose groups at Week 6. The 108 mg BID, 54 mg BID and 27 mg BID dose groups achieved reductions from Baseline of 60.2% (p<0.0001), 53.4% (p<0.0001), and 47.9% (p<0.01), respectively, compared to a placebo reduction from Baseline of 16.9%1. Statistically significant improvements were also observed across the secondary endpoints included in the topline data at Week 6 in the 108 mg BID and 54 mg BID dose groups.

The table below shows the data for the primary endpoint – Relative Change from Baseline in 24-hour Cough Frequency (coughs per hour) at Week 6:

	Placebo[1] (N=39)	Haduvio 27 mg BID (N=42)	Haduvio 54 mg BID (N=43)	Haduvio 108 mg BID (N=40)
Baseline 24-hour Cough Frequency (coughs/hour)	29.4	24.6	28.0	31.5
Relative Change from Baseline in 24-hour Cough Frequency at Week 6	-16.9%	-47.9% (p<0.01)	-53.4% (p<0.0001)	-60.2% (p<0.0001)
Placebo-adjusted difference	—	-30.9%	-36.5%	-43.3%

(1)

One placebo patient with an extreme outlier value at Week 6 was excluded from the modified intent-to-treat (“mITT”) population. Inclusion of the patient in the placebo group would have resulted in an increased cough frequency from Baseline in the placebo group and much greater placebo-adjusted differences.

The primary efficacy endpoint was the relative change in objective 24-hour cough frequency (coughs per hour) for the mITT population at the end of Week 6 versus Baseline for Haduvio compared to placebo. The mITT population consists of all randomized patients who received at least one dose of study drug or placebo.

Additional trial results included:

•	A rapid reduction was seen in 24-hour cough frequency at Week 2 with Haduvio, the first time point measured.

•

A 50% reduction in 24-hour cough frequency at Week 6 vs Baseline was seen in 65% of patients on 108 mg BID Haduvio (p<0.001), 63% of patients on 54 mg BID Haduvio (p<0.001) and 60% of patients on 27 mg BID Haduvio (p<0.001) dose groups, compared to 19% of placebo patients.

•

A statistically significant response was observed on the cough-severity numerical rating scale (CS-NRS), a secondary endpoint, at Week 6 on Haduvio in both the 108 mg BID and 54 mg BID dose groups. There was a mean reduction on a 0 – 10 scale of 3.0 points on the 108 mg BID (p<0.05), 3.2 points on the 54 mg BID (p<0.01) and 2.0 points on the 27 mg BID (p=0.46) dose groups compared to a 1.5-point reduction on placebo at Week 6.

•

The 108 mg BID and 54 mg BID dose groups were statistically significant (p<0.01) on the patient-reported outcome E-RS®: IPF Cough Subscale, a secondary endpoint, with mean relative change from Baseline of -42.4% and -43.1%, respectively at Week 6, compared to -23% for those on placebo at Week 6. The 27 mg BID dose group was not statistically significant with a mean relative change from Baseline of –31.6%.

Discontinuation rates due to adverse events were similar in the combined Haduvio groups (5.6%) and placebo group (5.0%). The safety profile observed in the trial was generally consistent with the known safety profile of Haduvio from previous trials. The most common adverse events experienced included: nausea, vomiting, constipation, dizziness, headache, fatigue, somnolence, and dry mouth. Serious adverse events (all non-fatal) were reported for four patients (10.0%) in the placebo group and for two patients (1.6%) across all Haduvio doses combined.

In addition, the Company announced that it expects to request an end of Phase 2 meeting with the U.S. Food and Drug Administration in the second half of 2025 to align on the Company’s Phase 3 program for Haduvio for chronic cough in patients with IPF. The Company also announced that it expects to initiate a clinical trial of Haduvio for the treatment of chronic cough in patients with non-IPF interstitial lung disease in the second half of 2025 and that it expects to announce topline results for this trial in the second half of 2026. Lastly, the Company announced that it expects to initiate a Phase 2b clinical trial in patients with refractory chronic cough in the first half of 2026.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s business plans and objectives, including future plans or expectations for Haduvio and plans and timing with respect to clinical trials and clinical data, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions. Risks that contribute to the uncertain nature of the forward-looking statements include: uncertainties regarding the success, cost and timing of the Company’s product candidate development activities and clinical trials; the risk that positive data from a clinical trial may not necessarily be predictive of the results of later clinical trials in the same or a different indication; uncertainties regarding the Company’s ability to execute on its strategy; uncertainties with respect to regulatory authorities’ views as to the data from the Company’s clinical trials and next steps in the development path for Haduvio in the United States and foreign countries; uncertainties inherent in estimating the Company’s cash runway, future expenses and other financial results, including the Company’s ability to fund future operations, including clinical trials, as well as other risks and uncertainties set forth in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2025 filed with the Securities and Exchange Commission and in subsequent filings with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVI THERAPEUTICS, INC.

Date: June 2, 2025	By:	/s/ Lisa Delfini
	Name:	Lisa Delfini
	Title:	Chief Financial Officer